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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): November 21, 2006

                      BROCADE COMMUNICATIONS SYSTEMS, INC.
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             (Exact name of Registrant as specified in its charter)

            Delaware                    000-25601              77-0409517
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 (State or other jurisdiction of       (Commission         (I.R.S. Employer
  incorporation or organization)       File Number)      Identification Number)

                              1745 Technology Drive
                               San Jose, CA 95110
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          (Address, including zip code, of principal executive offices)

                                 (408) 333-8000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 21, 2006, Brocade Communications Systems, Inc. issued a press release announcing its financial results for the fourth quarter and fiscal year ended on October 28, 2006. A copy of the press release is attached as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

The information in Item 2.02 and Item 9.01 in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

99.1 Press release, dated November 21, 2006, announcing financial results of Brocade Communications Systems, Inc. for the fourth quarter and fiscal year ended on October 28, 2006.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BROCADE COMMUNICATIONS SYSTEMS, INC.


Dated: November 21, 2006                    By: /s/ Richard Deranleau
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                                                Richard Deranleau
                                                Chief Financial Officer